united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

            Advisors Preferred Trust

(Exact name of registrant as specified in charter)

           1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

Item 1. Reports to Stockholders.

Decathlon Market Neutral Fund

(formerly BCM Market Neutral Fund)

(formerly BCM Decathlon Moderate Fund)

Class A Shares (DECMX)

Institutional Class Shares (DECIX)

Annual Report

December 31, 2022

1-833-786-1121

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

February 22, 2023

Dear Shareholders:

During 2022, the BCM Decathlon Moderate Fund was converted into the Decathlon Market Neutral Fund. The Decathlon system remains the key input to the Fund’s ultimate strategy, but a variation employing both long and short sides of the rankings is now employed. In addition, a portion of the Fund is invested in fundamental market neutral ideas to supplement the Decathlon model.

For the period January 1 through September 14, 2022, the Fund was invested as the BCM Decathlon Moderate Fund, and from September 15 through December 31, 2022, the Fund was invested as the Decathlon Market Neutral Fund. For the year, the Fund’s Institutional Class returned -12.60% and the Fund’s Class A returned -13.00% (assuming no load). The ICE BofA 3 Month U.S, Treasury Bill Index, the Fund’s new primary benchmark returned 1.47% , while the IQ Hedge Market Neutral Index declined by -9.74%. The Dow Jones Moderately Conservative Index Portfolio Index, the Fund’s previous benchmark, was down -14.42% for the year.

For the first half of the year the sub-adviser’s Decathlon system approached markets cautiously, with consistent underweight allocations to equity. Although fixed income did not provide the typical downside protection that it has in the past it, was ultimately favorable when compared to the strategies’ previous benchmark. From the end of August until September 15th , the strategy was invested in cash as it transitioned between strategies, which ultimately helped relative performance as fixed income generally fell over that period.

On September 15, 2022, the Fund became the Decathlon Market Neutral Fund, adopting an unleveraged, 50% long, 50% short, hedge fund approach. The new strategy targets annual pre-tax returns of 5-10% with volatility in the same range, with the goal of providing attractive risk-adjusted returns uncorrelated with equity markets and interest rates. The Fund employs a combination of quantitative and fundamental strategies to generate profits. The quantitative portion, which represented roughly 75% of the assets in the fourth quarter, is currently driven by ETF rankings from the Decathlon Machine Learning investment system. The portfolio is comprised of long positions in 16 highly ranked ETFs paired with short positions in 16 poorly ranked ETFs from a large set of globally diversified equity ETFs. The fundamental portion, which represented the remaining 25% of assets in the fourth quarter, consists of traditional long/short pairs. Ideas for pair trades can be generated on either side of the trade, or both sides.

We thank you for your investment in the Decathlon Market Neutral Fund. Further information can be found at the Fund’s website: https://investbcm.com/mutual-funds.

Beaumont Capital Management, LLC	Advisors Preferred, LLC

Sub-adviser	Advisor

Decathlon Market Neutral Fund

Portfolio Review (Unaudited)

December 31, 2022

Comparison of the Change in Value of a $10,000 Investment

Since Inception through December 31, 2022 +

Comparison of the Change in Value of a $25,000 Investment

Since Inception through December 31, 2022 +

Decathlon Market Neutral Fund

Portfolio Review (Unaudited)(Continued)

December 31, 2022

The Fund’s performance figures* for the year ended December 31, 2022, as compared to its benchmark:

	One	Since Inception
	Year	April 19, 2021
Decathlon Market Neutral Fund - Class A without load	(13.00)%	(6.77)%
Decathlon Market Neutral Fund - Class A with load	(17.14)%	(9.39)%
Decathlon Market Neutral Fund - Institutional Class	(12.60)%	(6.44)%
ICE BofA 3-Month U.S. Treasury Bill Index**	1.47%	0.87%
IQ Hedge Market Neutral Index***	(9.74)%	(7.10)%
Dow Jones Moderately Conservative U.S. Portfolio Index ****	(14.42)%	(7.63)%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The total gross estimated operating expenses including underlying funds as stated in the fee table of the Fund’s prospectus dated August 1, 2022 is 3.23% for Class A, and 2.83% for Institutional Class. Class A shares are subject to a maximum slaes charge (load) of 4.75%. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus and current performance may be obtained by calling 1-833-786-1121.

**	ICE BofA 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

***	IQ Hedge Market Neutral Index is seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

****	The Dow Jones Moderately Conservative U.S. Portfolio Index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

+	Inception date is April 19, 2021 for Class A and Institutional Class.

Schedule Composition	% of Net Assets
Money Market Funds	50.1%
Exchange Traded Funds	33.3%
Common Stocks	15.9%
Preferred Stock	0.3%
Call Options Purchased	0.1%
Liabilities in Excess of Other Assets(1)	0.3%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

(1)	Net of call and put options written and securities sold short.

DECATHLON MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 15.9%
	APPAREL & TEXTILE PRODUCTS - 2.1%
14,323	Allbirds, Inc.(a)	$34,662

	AUTOMOTIVE - 0.6%
550	Rivian Automotive, Inc.(a)	10,136

	BANKING - 1.8%
95	Signature Bank	10,946
1,106	Silvergate Capital Corporation, Class A(a)	19,244
		30,190

	BIOTECH & PHARMA - 1.3%
125	Novo Nordisk A/S - ADR	16,918
93	Pfizer, Inc.	4,765
		21,683

	E-COMMERCE DISCRETIONARY - 0.8%
157	Amazon.com, Inc.(a)	13,188

	ELECTRICAL EQUIPMENT - 0.7%
107	Generac Holdings, Inc.(a)	10,771

	ENTERTAINMENT CONTENT - 0.9%
1,645	Warner Bros Discovery, Inc.(a)	15,594

	HOME CONSTRUCTION - 0.9%
284	Toll Brothers, Inc.	14,177

	INTERNET MEDIA & SERVICES - 3.7%
238	Expedia Group, Inc.(a)	20,849
3,524	Grindr, Inc.(a)	16,387
711	Lyft, Inc.(a)	7,835
670	Uber Technologies, Inc.(a)	16,569
		61,640

The accompanying notes are an integral part of these financial statements.

DECATHLON MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 15.9% (Continued)
	SEMICONDUCTORS - 1.2%
495	Intel Corporation	$13,083
149	Micron Technology, Inc.	7,447
		20,530

	SOFTWARE - 1.9%
494	Bandwidth, Inc., Class A(a)	11,337
39	Microsoft Corporation	9,353
125	Oracle Corporation	10,218
		30,908

	TOTAL COMMON STOCKS (Cost $284,243)	263,479

	EXCHANGE-TRADED FUNDS — 33.3%
	EQUITY - 31.2%
404	iShares Core S&P Total US Stock Market ETF	34,259
418	iShares Global Healthcare ETF	35,480
757	iShares Global Tech ETF	33,936
1,111	iShares MSCI Sweden ETF	35,919
780	iShares MSCI Taiwan ETF	31,325
903	iShares North American Natural Resources ETF	36,716
163	iShares Russell 1000 ETF, EQUITY	34,315
157	iShares Russell 1000 Growth ETF	33,636
499	iShares S&P Mid-Cap 400 Growth ETF	34,082
97	iShares Semiconductor ETF	33,754
272	iShares U.S. Basic Materials ETF	33,937
585	iShares U.S. Home Construction ETF	35,454
1,800	iShares U.S. Oil Equipment & Services ETF	38,160
543	SPDR S&P Retail ETF	32,824
278	Technology Select Sector SPDR Fund	34,594
		518,391

The accompanying notes are an integral part of these financial statements.

DECATHLON MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 33.3% (Continued)
	FIXED INCOME - 2.1%
1,148	iShares Preferred & Income Securities ETF	$35,049

	TOTAL EXCHANGE-TRADED FUNDS (Cost $568,573)	553,440

	PREFERRED STOCK — 0.3%
	LEISURE FACILITIES & SERVICES — 0.3%
3,720	AMC Entertainment Holdings, Inc.(a)	5,245

	TOTAL PREFERRED STOCK (Cost $10,401)	5,245

	SHORT-TERM INVESTMENTS — 50.1%
	MONEY MARKET FUNDS - 50.1%
654,537	Fidelity Government Portfolio, Class I, 4.06%(b)	654,537
176,908	First American Government Obligations Fund, Class X, 4.10%(b)	176,908
	TOTAL MONEY MARKET FUNDS (Cost $831,445)	831,445

	TOTAL SHORT-TERM INVESTMENTS (Cost $831,445)	831,445

Contracts(c)		Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED(a) - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
4	Roku, Inc.	04/21/2023	$45.00	$16,280	2,080
	TOTAL CALL OPTIONS PURCHASED (Cost - $2,855)

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $2,855)				2,080

	TOTAL INVESTMENTS - 99.7% (Cost $1,697,517)				$1,655,689
	CALL OPTIONS WRITTEN - (1.1)% (Premiums Received - $24,547)				(18,186)
	PUT OPTIONS WRITTEN - (0.7)% (Premiums Received - $10,339)				(12,192)
	SECURITIES SOLD SHORT - (45.4)% (Proceeds - $775,852)				(754,507)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 47.5%				789,047
	NET ASSETS - 100.0%				$1,659,851

The accompanying notes are an integral part of these financial statements.

DECATHLON MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Contracts(c)		Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS(a) - (1.8)%
	CALL OPTIONS WRITTEN- (1.1)%
1	DoorDash, Inc.	03/17/2023	$50	$4,882	$635
1	Five Below, Inc.	02/17/2023	180	17,687	1,088
3	Gitlab, Inc.	04/21/2023	50	13,632	1,950
17	Lucid Group, Inc.	03/17/2023	8	11,611	1,224
1	Madrigal Pharmaceuticals, Inc.	03/17/2023	300	29,025	3,375
15	Marathon Digital Holdings, Inc.	01/19/2024	5	5,130	1,905
1	MongoDB, Inc.	01/20/2023	210	19,684	660
1	Prometheus Biosciences, Inc.	01/20/2023	120	11,000	268
1	Prometheus Biosciences, Inc.	02/17/2023	120	11,000	690
4	Shopify, Inc.	03/17/2023	35	13,884	1,816
1	Shopify, Inc.	03/17/2023	40	3,471	268
1	Snowflake, Inc.	01/20/2023	135	14,354	1,220
7	Warby Parker, Inc.	03/17/2023	18	9,443	507
4	Wayfair, Inc.	03/17/2023	35	13,156	2,200
1	Wayfair, Inc.	03/17/2023	40	3,289	380
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $24,547)				18,186

	PUT OPTIONS WRITTEN - (0.7)%
1	BioNTech S.E.	01/19/2024	145	15,022	2,871
3	DocuSign, Inc.	03/17/2023	60	16,626	3,090
1	Generac Holdings, Inc.	01/20/2023	110	10,066	1,233
5	Revolve Group, Inc.	03/17/2023	30	11,130	4,225
1	Target Corporation	02/17/2023	150	14,904	773
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $10,339)				12,192

	TOTAL EQUITY OPTIONS WRITTEN (Premiums Received - $34,886)				$30,378

ADR - American Depositary Receipt

EAFE - Europe, Australasia and Far East

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of December 31, 2022.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

DECATHLON MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2022

Shares		Fair Value
	COMMON STOCKS(a) — (3.0)%
	INTERNET MEDIA & SERVICES - (0.9)%
(306)	DoorDash, Inc., Class A	$(14,939)

	LEISURE FACILITIES & SERVICES - (0.9)%
(3,720)	AMC Entertainment Holdings, Inc., Class A	(15,140)

	SOFTWARE - (0.8)%
(274)	Twilio, Inc., Class A	(13,415)

	SPECIALTY FINANCE - (0.4)%
(2,179)	Marathon Digital Holdings, Inc.	(7,452)

	EXCHANGE-TRADED FUNDS(a) — (42.4)%
	EQUITY - (42.4)%
(330)	Global X Lithium & Battery Tech ETF	(19,341)
(905)	iShares Global Energy ETF	(35,286)
(497)	iShares Global Financials ETF	(34,929)
(595)	iShares Global Utilities ETF	(35,801)
(775)	iShares MSCI ACWI ex US ETF, EQUITY	(35,263)
(1,056)	iShares MSCI BRIC ETF	(36,259)
(550)	iShares MSCI EAFE ETF	(36,102)
(431)	iShares MSCI EAFE Growth ETF	(36,101)
(629)	iShares MSCI EAFE Small-Cap ETF, EQUITY	(35,526)
(954)	iShares MSCI Emerging Markets ETF	(36,157)
(1,788)	iShares MSCI Hong Kong ETF	(37,565)
(424)	iShares MSCI Kokusai ETF	(34,240)
(1,146)	iShares MSCI United Kingdom ETF	(35,136)
(322)	iShares US Aerospace & Defense ETF	(36,019)
(406)	iShares US Utilities ETF	(35,135)
(2,169)	Renaissance IPO ETF	(53,617)
(58)	SPDR S&P 500 ETF Trust	(22,181)
(372)	SPDR S&P Bank ETF	(16,796)
(444)	SPDR S&P Biotech ETF	(36,852)

The accompanying notes are an integral part of these financial statements.

DECATHLON MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
December 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS(a) — (42.4)% (Continued)
	EQUITY - (42.4)% (Continued)
(45)	SPDR S&P MidCap 400 ETF Trust	$(19,926)
(260)	SPDR S&P Oil & Gas Exploration & Production ETF	(35,329)
		(703,561)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $775,852)	$(754,507)

The accompanying notes are an integral part of these financial statements.

Decathlon Market Neutral Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments Securities:
At Cost	$1,697,517
At Value	$1,655,689
Deposits with the Broker	811,437
Receivable for Securities Sold	117,055
Dividends and Interest Receivable	2,068
Total Assets	2,586,249

Liabilities:
Securities Sold Short (Proceeds $775,852)	754,507
Payable for Securities Purchased	120,562
Options Written, at value (Premiums received $34,886)	30,378
Accrued Advisory Fees	20,871
Accrued Distribution Fees	50
Accrued Shareholder Servicing Fees	30
Total Liabilities	926,398

Net Assets	$1,659,851

Composition of Net Assets:
Net Assets consisted of:
Paid in Capital	$2,145,614
Accumulated Deficit	(485,763)
Net Assets	$1,659,851

Net Asset Value, Offering Price and Redemption Price Per Share
Class A:
Net Assets	$234,964
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	27,036
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.69
Maximum Offering Price Per Share (Maximum sales charge of 4.75%)(a)	$9.12

Institutional Class:
Net Assets	$1,424,887
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	163,455
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.72

(a)	On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Decathlon Market Neutral Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

Investment Income:
Dividend Income	$38,018
Interest Income	9,085
Total Investment Income	47,103

Expenses:
Investment Advisory Fees	30,369
Distribution (12b-1) Fees - Class A	549
Shareholder Services Fees - Class A	444
Dividend Expense on Securities Sold Short	9,668
Interest Expense on Securities Sold Short	8,926
Total Expenses	49,956
Net Investment Loss	(2,853)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments and Options Purchased	(480,549)
Capital Gain Distributions from Underlying Investment Companies	5,018
Securities Sold Short	(10,813)
Options Written	24,040
Total Net Realized Loss	(462,304)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Options Purchased	(32,017)
Securities Sold Short	21,345
Options Written	4,508
Total Net Change in Unrealized Depreciation	(6,164)
Net Realized and Unrealized Loss on Investments	(468,468)

Net Decrease in Net Assets Resulting From Operations	$(471,321)

The accompanying notes are an integral part of these financial statements.

Decathlon Market Neutral Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period*
	Ended	Ended
	December 31, 2022	December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net Investment Income (Loss)	$(2,853)	$35,021
Net Realized Gain (Loss) from Investments, Options and Securities Sold Short	(467,322)	47,912
Capital Gain Distributions from other Investment Companies	5,018	—
Net Change in Unrealized Depreciation on Investments, Options and Securities Sold Short	(6,164)	(9,811)
Net Increase (Decrease) in Net Assets Resulting From Operations	(471,321)	73,122

Distributions to Shareholders:
From Distributable Earnings:
Class A	—	(3,091)
Institutional Class	—	(85,927)
From Return of Capital:
Class A	(697)	—
Institutional Class	(4,878)	—
Total Distributions to Shareholders	(5,575)	(89,018)

Shares of Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	116,294	183,089
Distributions Reinvested	697	3,091
Cost of Shares Redeemed	(38,546)	—
	78,445	186,180
Institutional Class Shares:
Proceeds from Shares Issued	1,677,068	4,653,473
Distributions Reinvested	3,759	85,073
Cost of Shares Redeemed	(4,519,619)	(11,736)
	(2,838,792)	4,726,810

Net Increase (Decrease) from Beneficial Interest Transactions	(2,760,347)	4,912,990

Net Increase (Decrease) in Net Assets	(3,237,243)	4,897,094

Net Assets:
Beginning of Year/Period	4,897,094	—
End of Year/Period	$1,659,851	$4,897,094

Share Activity:
Class A Shares:
Shares Issued	12,657	18,143
Shares Reinvested	81	309
Shares Redeemed	(4,154)	—
Net increase in shares of beneficial interest outstanding	8,584	18,452

Institutional Class Shares:
Shares Issued	179,674	463,059
Shares Reinvested	438	8,491
Shares Redeemed	(487,056)	(1,151)
Net increase (decrease) in shares of beneficial interest outstanding	(306,944)	470,399

*	For the period April 19, 2021 (commencement of operations) through December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Decathlon Market Neutral Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Decathlon Market Neutral Fund
	Class A
	For the	For the Period *
	Year Ended	Ended
	December 31, 2022	December 31, 2021
Net Asset Value, Beginning of Year/Period	$10.02	$10.00
From Operations:
Net investment income (loss) (a)	(0.05)	0.08
Net gain (loss) from investments (realized and unrealized)	(1.25)	0.12
Total from operations	(1.30)	0.20

Distributions to shareholders from:
Net investment income	—	(0.07)
Net realized gains	—	(0.11)
Return of capital	(0.03)	—
Total distributions	(0.03)	(0.18)
Net Asset Value, End of Year/Period	$8.69	$10.02

Total Return (b)	(13.00)%	1.96	% (e)(g)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$235	$185
Ratio of expenses to average net assets (c,f)	2.68%	1.49	% (h)
Ratio of net investment income (loss) to average net assets (c,d)	(0.57)%	1.10	% (h)
Portfolio turnover rate	354%	293	% (g)

*	For the period April 19, 2021 (commencement of operations) through December 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Ratio of expenses to average net assets excluding interest expense and dividend expense(c):	1.47%	1.49%

(g)	Not annualized.

(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

Decathlon Market Neutral Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Decathlon Market Neutral Fund
	Institutional Class
	For the	For the Period *
	Year Ended	Ended
	December 31, 2022	December 31, 2021
Net Asset Value, Beginning of Year/Period	$10.02	$10.00
From Operations:
Net investment income (loss) (a)	(0.01)	0.08
Net gain (loss) from investments (realized and unrealized)	(1.25)	0.13
Total from operations	(1.26)	0.21

Distributions to shareholders from:
Net investment income	—	(0.08)
Net realized gains	—	(0.11)
Return of capital	(0.04)	—
Total distributions	(0.04)	(0.19)
Net Asset Value, End of Year/Period	$8.72	$10.02

Total Return (b)	(12.60)%	2.11	% (f)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$1,425	$4,712
Ratio of expenses to average net assets (c,e)	1.83%	1.24	% (g)
Ratio of net investment income (loss) to average net assets (c,d)	(0.07)%	1.13	% (g)
Portfolio turnover rate	354%	293	% (f)

*	For the period April 19, 2021 (commencement of operations) through December 31, 2021

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Ratio of expenses to average net assets excluding interest expense and dividend expense(c)	1.17%	1.24%

(f)	Not annualized.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1.	ORGANIZATION

Decathlon Market Neutral Fund, formerly BCM Market Neutral Fund and BCM Decathlon Moderate Fund (“Fund”) is a diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks capital gains. The Fund commenced operations on April 19, 2021.

The Fund currently offers two classes of shares: Class A and Institutional Class. Class A shares of the Fund are offered at net asset value (“NAV”) plus a maximum sales charge of 4.75%. Institutional Class shares of the Fund are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder servicing and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”) . The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub -advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors/trustees of the Underlying Funds.

The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2022 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$263,479	$—	$—	$263,479
Exchange-Traded Funds	553,440	—	—	553,440
Preferred Stock	5,245	—	—	5,245
Short-Term Investments	831,445	—	—	831,445
Call Options Purchased	2,080	—	—	2,080
Total Assets	$1,655,689	$—	$—	$1,655,689
Liabilities *
Call Options Written	(18,186)	—	—	(18,186)
Put Options Written	(12,192)	—	—	(12,192)
Securities Sold Short	(754,507)	—	—	(754,507)
Total Liabilities	$(784,885)	$—	$—	$(784,885)

*	Refer to the Schedule of Investments for industry classifications/asset classes.

The Fund did not hold any Level 3 securities during the year.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex- dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2021 or expected to be taken in the Fund’s December 31, 2022 year-end tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal and

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. The Company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Company’s borrowing agreements with broker-dealers are not subject to master netting or similar agreements or collateral agreements.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2022:

Derivative Investments		Location on the Statement of Assets and
Type	Risk	Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$2,080
Options Written	Equity	Options Written, at value	(30,378)

The following is a summary of the location of derivative investments in the Fund’s Statement of Operations for the year ended December 31, 2022:

Derivative
Investments Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net Realized Gain on Investments and Options Purchased	$—
Options Written	Equity	Net Realized Gain on Options Written	24,040
Options Purchased	Equity	Net Change in Unrealized Depreciation on Investments and Options Purchased	(775)
Options Written	Equity	Net Change in Unrealized Appreciation on Options Written	4,508

The notional value of the derivative instruments outstanding as of December 31, 2022 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Exchange-Traded Funds (“ETFs”) – The Fund invests in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk: Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $8,055,258 and $11,427,768, respectively.

4.	INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment advisor to the Fund. The Advisor has engaged Beaumont Capital Management, LLC (the “Sub-Advisor”) to serve as the sub- advisor to the Fund whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% (previously 1.24% through July 15, 2022) of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid $30,369 in advisory fees from which the Advisor pays all operating expenses of the Fund, with the exception of Rule 12b-1 distribution fees, Class A shareholder servicing fees, brokerage fees and commissions, non-recurring and extraordinary expenses, borrowing costs and short selling costs.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, UFS provides administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

BluGiant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

The Trust has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares pursuant to which the Fund pays fees to Ceros Financial Services, Inc. (“Ceros” or “Distributor”), an affiliate of the Advisor, to provide distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, Class A shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Class A shares as compensation to the Distributor for providing account maintenance and distribution services to shareholders. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended December 31, 2022 pursuant to the Rule 12b-1 Plan, the Class A shares of the Fund paid $549, which was paid out to brokers and dealers.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended December 31, 2022, the Distributor received $3,555 in underwriting commissions for sales of Class A shares of the Fund, of which $561 was retained by the principal underwriter.

The Board has approved shareholder servicing fees with respect to Class A shares of the Fund. A monthly service fee is calculated by the Fund at an annual rate of 0.15% of the average daily net assets of Class A and is paid to service providers to provide compensation for ongoing shareholder servicing activities or service and/or account maintenance services not otherwise required to be provided by the Advisor. During the year ended December 31, 2022, the Class A shares of the Fund paid $444, which was paid out to brokers and dealers.

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $ 72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

During the year ended December 31, 2022, Ceros, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund and received $3,513 in trade commissions.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at December 31, 2022, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Depreciation
$910,289	$54,667	$(94,152)	$(39,485)

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended December 31, 2021 and December 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021 *
Ordinary Income	$—	$91,634
Return of Capital	5,575	—
	$5,575	$91,634

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $2,616 for the period ended December 31, 2021, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

As of December 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(446,278)	$—	$(39,485)	$(485,763)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$413,645	$32,633	$446,278	$—

Decathlon Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Permanent book and tax differences, primarily attributable to net operating losses and distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2022, as follows:

Paid In	Accumulated
Capital	Deficit
$226	$(226)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2022, National Financial Services LLC held approximately 45%, of the Fund for the benefit of its customers.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests greater than 25% of their assets in the corresponding investment. The Fund may redeem its investment from the investment at any time if the Advisor or Sub-Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investments. The financial statements of the investments, including their schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. At December 31, 2022, the Fund was invested in the following:

Investment	Percentage of Net Assets
Fidelity Government Portfolio, Class I	39.4%

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Preferred Trust

and the Shareholders of Decathlon Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Decathlon Market Neutral Fund (formerly, BCM Decathlon Moderate Fund), a series of shares of beneficial interest in Advisors Preferred Trust (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 19, 2021 (commencement of operations) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from April 19, 2021 through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Advisors Preferred Trust since 2021.

Philadelphia, Pennsylvania

February 28, 2023

Decathlon Market Neutral Fund
EXPENSE EXAMPLE (Unaudited)
December 31, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.

Table 1. Actual Expenses

The “Actual Expenses” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Decathlon Market Neutral Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending Account
Actual	Expense	Account Value	Value	Expenses Paid During Period *
Expenses	Ratio	7/1/2022	12/31/2022	7/1/2022-12/31/2022
Class A	3.61%	$1,000.00	$1,017.60	$18.36
Institutional Class	3.54%	$1,000.00	$1,019.90	$18.02

Table 2

Hypothetical	Annualized	Beginning	Ending Account
(5% return before	Expense	Account Value	Value	Expenses Paid During Period *
expenses)	Ratio	7/1/2022	12/31/2022	7/1/2022-12/31/2022
Class A	3.61%	$1,000.00	$1,007.01	$18.26
Institutional Class	3.54%	$1,000.00	$1,007.36	$17.91

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).

Decathlon Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

Approval of the Amended Investment Advisory and Amended Sub-Advisory Agreement for BCM Decathlon Moderate Fund

At a video conference meeting held on February 28, 2022 (the “Meeting”), held in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations required under the Investment Company Act of 1940, as amended (the “1940 Act”) in light of travel concerns related to the COVID-19 pandemic (the “SEC Relief Order”) the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the amended investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of BCM Decathlon Moderate Fund (“BCM Moderate”); and considered an amended sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Beaumont Capital Management, LLC (the “Sub-Adviser” or “Beaumont”).

In connection with the Board’s consideration and approval of the amended Advisory Agreement and Sub- Advisory Agreement, (together the “Advisory Agreements”) the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s anticipated level of profitability to the Adviser’s and Sub-Adviser’s from related operations; (f) the Adviser’s and Sub- Adviser’s compliance policies and procedures; and (g) information regarding the performance of BCM Moderate as compared to the respective benchmarks and Morningstar categories. The Board’s review of the materials and deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements.

The Trustees also re-considered their prior deliberations made on February 23, 2021, when they approved the original sub-advisory agreement and the current advisory agreement. The Trustees also re- considered their prior deliberations made on August 24, 2021, when they approved the Current Sub- Advisory Agreement as well as deliberating upon updated and supplemental information.

Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Agreements. The Board reviewed the quality of work and abilities of the Adviser and its relationship with Beaumont and the performance of BCM Moderate. In light of Fund’s performance and the compliance/review relationship with the Beaumont, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties to BCM Moderate. The Board conducted some of their deliberations on a joint basis for the Adviser and Beaumont given the close working relationship of the Adviser and Sub-Adviser.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided or historically provided, the Trustees reviewed the Adviser’s and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions have been made or will be made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-

Decathlon Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2022

Adviser and those executed by the Adviser, a review of the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process. The Trustees noted they had previously been supplied with a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each the of the Adviser and Sub- Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees also noted the financial resources of the Adviser and Sub-Adviser continue to appear adequate.

The Trustees considered that the Sub-Adviser is primarily responsible for portfolio investment management, rather than the Adviser. The Board considered the Sub-Adviser’s skills and experience relating to the similar strategies it manages, and its portfolio management and research techniques. The Board also noted that the CCO of the Trust had previously reviewed the compliance manual and procedures of the Sub-Adviser and found them to be appropriate. The Board concluded that the Sub- Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality, and extent of the management services to be provided and already provided by the Sub-Adviser is expected to remain satisfactory and reliable.

Performance. The Trustees reviewed performance information from the commencement of operations on April 19, 2021 through December 31, 2021 for the Fund. They noted that the Fund had outperformed its index, the Dow Jones Moderately Conservative Portfolio Index, while slightly underperforming an estimate of the Sub-Adviser’s separate account composite for clients with a strategy similar to that of the Fund. The Trustees noted that the long-term performance record suggests that the Sub-Adviser will be able to continue to produce satisfactory performance.

Fees and Expenses. As to the costs of the services provided to the Fund by the Adviser and Sub-Adviser, the Board reviewed and discussed the near unitary-style advisory fee and total operating expenses of the Fund compared to Morningstar respective category respective peer groups. The Trustees noted that the unitary-style advisory fee of 1.24% for the Fund was within the range of the reasonable management fees of the Morningstar Tactical Asset Allocation, Morningstar World Allocation, and Morningstar Equity Long/Short categories. The Trustees acknowledge that after payment of certain Fund expenses, the advisory fee retained by the Adviser will be 0.25% of a Fund’s daily net assets with breakpoints if assets of the Fund grow such that the Adviser would retain less. The Board reviewed the projected expense ratio of 1.84% for Class A Shares and 1.44% for Institutional Class Shares. In both classes, the ratios were above the peer group average, and well below the maximum peer group expense ratios when compared to Morningstar Tactical Asset Allocation and Morningstar World Allocation categories; and below average when compared to the Morningstar Equity Long/Short category.

The Board acknowledged the projected net sub-advisory fee of approximately 0.49% paid by the Adviser to the Sub-Adviser remained unchanged from their prior review. The Board noted that the Sub-Adviser charges between 0.30% and 0.50% for separately managed accounts with similar strategies, but with far lower regulatory burdens making a pure comparison difficult. The Trustees reviewed and considered the split of the advisory fee between the Adviser and Sub-Adviser (the Sub-Adviser being paid by the Adviser, not the Fund), and determined it was acceptable and reasonable for the services provided to the Fund by the Sub-Adviser.

Decathlon Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2022

Profitability. The Board refreshed their review of the levels of profits anticipated by the Adviser and Sub- Advisor forthe Fund, noting that prior projections were likely too optimistic.

Adviser Profitability. The Board noted that with expected assets of $80 million for the first year, the Adviser expects to realize a 13% profit for the advisory services; and for year two, with projected assets of $104 million, the Adviser expects profits for advisory services to be 14%; and 11% and 12%, respectively for year one and two when considering the totality of the relationship with the Fund. After further discussion, the Board determined the projected profitability of the Adviser from its relationship with the Fund was not excessive.

Sub-Adviser Profitability. With respect to the Sub-Adviser’s profitability, the Trustees reviewed the projected profitability of Beaumont, with respect to the Fund. The Board noted that the Sub-Adviser had more-optimistic overall projections than the Adviser, with expected assets of $75 million for the Fund for the first year, the Sub-Adviser would achieve approximately 39% profit margin. For year two, with projected assets of $150 million for the Fund, the Board noted the Sub-Adviser projected profit margins of approximately 45% from sub-advising; and 5% and 11%, respectively for year one and two when considering the totality of the relationship with the Fund.

After further discussion, the Board concluded that, based on the services provided or to be provided by the Sub-Adviser, the anticipated level of profit from the Sub-Adviser’s relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Adviser reported $500 million to be the minimum asset level to reach such economies of scale. The Board discussed the Adviser’s expectations for growth and concluded that any material economies of scale would not be achieved in the near term. The Trustees agreed to revisit economies of scale as assets of the Fund grow.

Conclusion. Counsel assisted the Board throughout the Advisory Agreement and Sub-Advisory Agreement review process. The Board members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating each of the Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements as appropriate; the Board, including a majority of the Independent Trustees, determined that, with respect to each of the Advisory Agreements, separately: (a) the terms of the Advisory Agreement and Sub-Advisory Agreement are reasonable; (b) the advisory fee was not unreasonable; and (c) each Advisory Agreement is in the best interests of the Fund and its shareholders or prospective shareholders. In considering the approval of each of the Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Advisory Agreements was in the best interests of the Fund and its shareholders or prospective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory Agreement.

Decathlon Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2022

SHAREHOLDER ACTION BY WRITTEN CONSENT IN LIEU OF MEETING

As of the record day of February 28, 2022, a shareholder representing ownership of 289,062.45 shares (which is 62.5% of the Fund shares) voted by written consent to approve an amended subadvisory agreement between Advisors Preferred, LLC and Beaumont Capital Management, LLC; and an amended investment advisory agreement between Advisors Preferred, LLC and the Trust, on behalf of the Fund. Because the affirmative vote of 62.5% of the Fund’s shares constituted a majority of the outstanding voting securities of the Fund, no other shareholders were asked to vote, nor required to vote.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions; short and long-term cash flow projections; and cash holdings and access to other funding sources.

During the year ended December 31, 2022, the Trust’s Liquidity Program Administrator (“LPA”) and the Board reviewed the Fund’s investments and they determined that, generally, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and the LPA concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Decathlon Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003)	21	Northern Lights Fund Trust IV (27 series) (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (Consultancy Practice), (since January 2011)	21	Centerstone Investors Trust (2 series) (2016-Mar. 2021) BlueArc Multi- Strategy Fund (2014-2017)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	21	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust,1445 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

Decathlon Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2022

Interested Trustees and Officers

The following table provides information regarding each Trustee and Officers who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address (1) and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past Five Years
Catherine Ayers-Rigsby(3) Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since April 2011); President, Ceros Financial Services, Inc. (broker/dealer) (since August 2009) ; President, Atcap Partners, LLC (investment adviser) (since July 2011)	21	None
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc (since January 2011)	21	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since January 2016); Assistant Vice President, Tax Administration (February 2012 – January 2016)	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	Indefinite; since July 2020	Chief Compliance Officer, Advisors Preferred, LLC (since March 2022); Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016), Chief Compliance Office, AtCap Partners, LLC (investment adviser) (since March 2022) Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc. (April 2012 – January 2016); Compliance Manager, Advisors Preferred, LLC (Since April 2012); Compliance Manager, AtCap Partners, LLC (investment adviser) (since April 2012)	N/A	N/A
Jimmy Chao Born: 1971	Assistant Treasurer	Indefinite Since November 2017	Assistant Vice President, Fund Administration Ultimus (since April 2012)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	Indefinite: since November 2021	Trader, Ceros Financial Services, Inc.	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer & Secretary	Indefinite: since November 2021; Since October 2022	Trader/Dealers & Commissions Specialist, Ceros Financial Services, Inc.	N/A	N/A
Teresa M. Ritchie Born: 1959	Assistant Secretary	Indefinite, since August 2022	Legal Administration, Ultimus since May 2012)	N/A	N/A

1.	Unless otherwise specified, the address of each Trustee and Officer is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850

2.	The “Fund Complex” consists of the series of the Trust.

3.	Ms. Ayers-Rigsby is an interested Trustees because she is an officer of the Trust, an officer of the Trust’s investment adviser and an officer of the Trust’s principal underwriter

4.	Mr. Humphrey is an interested Trustee because he is an officer of the Trust’s principal underwriter

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-833-786-1121.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number	■ Purchase History
	■ Assets	■ Account Balances
	■ Retirement Assets	■ Account Transactions
	■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Does Advisors
	Preferred Trust	Can you limit this
Reasons we can share your personal information	share?	sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-786-1121 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-786-1121.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Beaumont Capital Management, LLC
125 Newbury Street, 4th Floor
Boston, MA 02116

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BCM-AR22

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $11,000

2021 –$11,000

(b)	Audit-Related Fees

2022 – None

2021 - None

(c)	Tax Fees

2022 - $3,000

2021 –$3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 – None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                2022        2021

                       Audit-Related Fees:       100%       100%

Tax Fees:                      100%       100%

All Other Fees:              100%       100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,000

2021 –$3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/3/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/3/23

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 3/3/23